UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒      Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Duluth Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

C 1234567890ENDORSEMENT_LINE______________ SACKPACK_____________MR A SAMPLEOnlineDESIGNATION (IF ANY)ADD 1Go to www.envisionreports.com/DLTH or scan the QR code — login details are located in the shaded bar below.000001ADD 2ADD 3ADD 4ADD 5ADD 6Votes submitted electronically must be received by May 29, 2025 at 1:00 A.M., Central Time.Shareholder Meeting Notice123456789012345Important Notice Regarding the Availability of Proxy Materials for the Duluth Holdings Inc. Shareholder Meeting to be Held on May 29, 2025Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2025 Proxy Statement and Annual Report to shareholders are available at:www.envisionreports.com/DLTHEasy Online Access — View your proxy materials and vote.Step1:Go to www.envisionreports.com/DLTH.Step2:Click on Cast Your Vote or Request Materials.Step3:Follow the instructions on the screen to log in.Step4:Make your selections as instructed on each screen for your delivery preferences.Step5:Vote your shares.When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 19, 2025 to facilitate timely delivery.2 NOTCOY044I1B

Shareholder Meeting NoticeDuluth Holdings Inc.’s Annual Meeting of Shareholders will be held on May 29, 2025 at the headquarters of Duluth Holdings Inc., 201 East Front Street, Mount Horeb, WI, 53572 at 8:30 a.m., Central Time.Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3. 1. Election of Directors: 01—Stephen L. Schlecht 02—David C. Finch 03—Janet H. Kennedy 04—Brett L. Paschke 05—Stephanie L. Pugliese 06—Susan J. Riley 07—Ronald Robinson 08—Scott K. Williams 2. To approve, by an advisory vote, the compensation of our named executive officers. 3. To ratify the appointment of KPMG LLP as our independent registered public accountants for fiscal 2025.PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. For information on how to obtain directions to be able to attend the meeting and vote in person, please call 608-424-1544.Here’s how to order a copy of the proxy materials and select delivery preferences:Current and future delivery requests can be submitted using the options below.If you request an email copy, you will receive an email with a link to the current meeting materials.PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.—Internet – Go to www.envisionreports.com/DLTH. Click Cast Your Vote or Request Materials.—Phone – Call us free of charge at 1-866-641-4276.—Email – Send an email to investorvote@computershare.com with “Proxy Materials Duluth Holdings Inc.” in the subject line. Includeyour full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy ofthe meeting materials.To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 19, 2025.